UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2017
The Arminda Group, Inc.
 (Exact name of registrant as specified in its charter)

Nevada
000-1434389
82-1219253
(State or Other Jurisdiction of
Incorporation)
(Commission File Number)
(I.R.S. Employer Identification No.)


523 N. Sam Houston Pkwy E.
Suite 175

Houston, Texas
77060


(Address of Principal Executive Offices)
  (Zip Code)

832-764-8280 Registrant's Telephone Number, Including Area Code
(Former name or former address, if changed since last report)
Universal Solar Technology, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. On June 14, 2017, the Companys Board of Directors elected remove
Mr. Weilei Lv as the Companys Chief Financial Officer, Wensheng Chen as the Chairman of the Board of Directors, Chief Operating Office; Ling Chen as the President, Secretary and Board Director effective immediately.
On June 14, 2017, the Companys Board of Directors appointed Paul Landrew as the President, Treasurer, Secretary and Board of Director, also Elbert Hamilton was appointed as a Board of Director effective immediately.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
The Arminda Group, Inc.

Date:August 18, 2017
By:
/s/Paul Landrew



Paul Landrew

President